united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22131

Miller Investment Trust

(Exact name of registrant as specified in charter)

20 William Street Wellesley, MA       02481

(Address of principal executive offices) (Zip code)

Gemini Fund Services, LLC., 80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 781-416-4000

Date of fiscal year end: 10/31

Date of reporting period:10/31/19

Item 1. Reports to Stockholders.

Miller Convertible Bond Fund
Miller Convertible Plus Fund
Miller Intermediate Bond Fund

Annual Report

OCTOBER 31, 2019

877- 441- 4434
www.MillerFamilyofFunds.com

Investment Advisor
Wellesley Asset Management, Inc.
The Wellesley Office Park
20 William Street, Suite 310
Wellesley, MA 02481
781-416-4000

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Miller Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC. Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.MillerFamilyofFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Dear Fellow Shareholder,

We are pleased to provide you with this overview of the performance of the funds for the fiscal year ending October 31, 2019. In this letter, we will discuss the major factors that influenced fiscal year performance.

Over the last fiscal year, all share classes of the Miller Family of Funds have underperformed both the Bloomberg Barclays US Aggregate Bond Index and the S&P 500 Total Return Index. Since inception all share classes have outperformed the Bloomberg Barclays US Aggregate Index but underperformed the S&P Total Return Index. Our funds’ performance for the fiscal year ending October 31, 20 and 19 since inception is as follows:

	One Year Ended	Annualized Since
Miller Convertible Bond Fund	October 31, 2019	Inception
A shares (MCFAX.LW)	5.37%	5.51% (12/27/07)
I shares (MCIFX)	5.90%	6.07% (12/27/07)
C shares (MCFCX)	4.92%	5.75% (12/01/09)

	One Year Ended	Annualized Since
Miller Convertible Plus Fund	October 31, 2019	Inception
I shares (MCPIX)	7.16%	6.90% (12/31/14)

	One Year Ended	Annualized Since
Miller Intermediate Bond Fund	October 31, 2019	Inception
I shares (MIFIX)	5.08%	4.34% (12/31/14)

The funds’ total net assets under management for the period ended October 31, 2019 were as follows:

Miller Convertible Bond Fund	$770,914,600
Miller Convertible Plus Fund	$117,409,506
Miller Intermediate Bond Fund	$115,892,505

Convertible Market Review

Over the last fiscal year ending October 31, 2019, the Bank of America/Merrill Lynch All Convertibles ex Mandatory Index (V0A0), the S&P 500 Total Return Index and the Bloomberg Barclays US Aggregate Bond Index were up 12.39%, 14.33% and 11.51% respectively. Convertible performance was helped by the performance of the underlying equities and lower interest rates. Although volatility was high in December 2018, the market eventually settled down in the new year. Lower market volatility partially offset some of the positive convertible bond performance. Note the following definitions:

●	The Bank of America/Merrill Lynch All Convertibles ex Mandatory Index (V0A0) represents all US convertibles, excluding mandatory convertibles, small issues and bankruptcies.

●	The Bloomberg Barclays US Aggregate Bond Index is an unmanaged index of prices of US dollar-denominated, fixed rate, taxable, investment grade fixed-income securities with remaining m aturities of one year and longer. The Index includes Treasury, government, corporate, mortgage-backed, commercial mortgage-backed and asset-backed securities.

●	The S&P 500 Total Return Index is a capweighted - index of 500 common stocks and is regarded as a leading proxy for the US stock market.

●	A cred spread it is the difference in yield between a US Treasury bond and a debt security with the same maturity but of lesser quality.

Please note: Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses, or sales charges.

The S&P 500 Total Ret urn Index was up 14.33% for the fiscal year ending October 31, 2019. But the year wasn’t without drama. In December of 2018, the stock market corrected sending the S&P 500 Total Return Index down over 10%. The Federal Reserve Bank increased interest rates by 25 basis points but signaled that there would be no further rate increases. That news sent stocks higher and by the end of February, the stock market was trading above its December 2018 highs. From there, the market continued to grind higher as slow growth and muted inflation paved the way for three 25 basis point rate cuts by the Federal Reserve Bank. Throughout the fiscal year, the 10-year Treasury yield trended lower. Having started the year above 3%, the 10-year Treasury yield bottomed just above 1.4% in August before closing the fiscal year just below 1.8%. Despite low yields, the new issuance market flourished as issuers took advantage of high stock prices by issuing convertible bonds.

Miller Convertible Bond Fund

The Miller Convertible Bond Fund underperformed the V0A0 Index, the S&P 500 Total Return Index and the Bloomberg Barclays US Aggregate Bond Index for the fiscal year ending October 31, 2019. The fund’s underweight positions in technology and telecommunications led to underperformance versus the V0A0 Index. The fund’s underweight positions in utility and industrial sectors contributed to underperformance versus the S&P 500 Total Return Index. In a period of falling rates and tighter credit spreads, the fund’s shorter duration led to underperformance when compared to the Bloomberg Barclays US Aggregate Bond Index.

The fund’s position in LGI Homes (0.24% weight) produced a gain of over 82%. On the negative side, the fund’s position in Aegean Marine (0.60% weight) resulted in a 57.66% loss.

The fund remains well-diversified with 76 positions, the largest of which accounts for 3.3% of assets. The December 2018 selloff - created market volatility and the fund’s largest drawdown, or peak to trough decline, was 6.55%.

Miller Convertible Plus Fund

The Miller Convertible Plus Fund also underperformed the S&P 500 Total Return Index, the V0A0 Index and the Bloomberg Barclays US Aggregate Bond Index. The fund’s overweight position in energy and underweight positions in telecommunications and utilities were detractors from performance. Similar to the Miller Convertible Bond Fund, the Plus Fund’s shorter duration led to underperformance versus the Bloomberg Barclays US Aggregate Bond Index.

The Miller Convertible Plus Fund’s top performing position was Enphase Energy (2.2% weight) which returned 26.13%. Similar to the other funds in the Miller family, The Miller Convertible Plus Fund’s worst position was in Aegean Marine (0.77% weight) which resulted in a 57.66% loss.

The fund is diversified with 44 positions, the largest being Apple Computer which represents 3.1% of the fund’s assets. Because the fund uses leverage, it tends to be the most volatile in the Miller Family of Funds. During the last year, the largest drawdown in the Miller Convertible Plus Fund was 9.87%.

Miller Intermediate Bond Fund

The Miller Intermediate Bond Fund is the most conservative Miller fund and, as such, had lower returns than the two other funds as the stock and bond markets charged higher. The fund’s underweight allocation in technology and telecommunications led to underperformance versus the V0A0 Index. Underweight exposures to industrials and utilities led to underperformance relative to the S&P 500 Total Return Index. In a period of falling rates and tighter credit spreads, the fund’s lower duration led to underperformance when compared to the Bloomberg Barclays US Aggregate Bond Index.

The Intermediate Bond Fund’s best performing position was Lumentum Holdings (1.6% weight) which returned almost 30%. The fund’s worst performing position was Aegean Marine (0.54% weight) which lost 60.56%.

The Intermediate Bond Fund has 45 positions and the largest position is a US Two Year Treasury Note which represents 6.3% of the fund’s assets. Though the fund had individual positions with volatile returns, a large allocation to US Treasuries helped dampen the volatility of returns. As a result, the fund’s largest drawdown for the year was 4.33%.

Convertible Bond Strategy Review

We remain committed to the same strategy we have utilized since our company was founded in 1991. It is important to note that we do not change our investment strategy, regardless of what the current investment climate is. When investing in convertibles, we only buy convertible bonds and notes (no convertible preferreds, mandatory preferreds, or other convertible structures) which typically offer the return of the majority of principal, barring default, within seven years of issuance. Before making an investment, we perform a thorough analysis of a company’s balance sheet and income statement. We seek to invest in profitable companies and seek to avoid companies with unsafe debt loads. While we usually invest with the idea of holding bonds until the next liquidity date (maturity, put or call), we consider selling or reducing our exposure if one of the following scenarios occur:

●	An issuer’s credit quality deteriorates;

●	The bond loses its favorable risk/reward characteristics due to price appreciation;

●	We perceive an opportunity to increase portfolio diversification; or

●	We believe more attractive investments are available.

Because one of our key risk management practices involves careful limits on the prices we pay for convertibles, we tend not to purchase those that trade at prices substantially above par, and thus have significantly negative yields to the next liquidity date. This discipline often results in the elimination of some of the most equity–sensitive - convertibles. As a result, our performance tends to lag broader equity indices in rising markets but tends to decline less in falling stock markets. Our holdings span the convertible mark from et, small-cap to large–cap, - with a broad distribution of industries represented. Many of our rated convertible bonds are investment grade and a large percentage of the bonds are not rated.

New Issuance

There was a flurry of new issuance over the last year as stocks once again traded at all-time highs. About $52 billion of new paper came to the market over the last year. Some of the new issues that met our criteria were convertible bonds issued by the following companies (weighting as of October 31, 2019):

●	Insight Enterprises (2.61% weight), a provider of hardware, software, cloud services, and IT services to businesses and government entities;

●	CorEnergy Infrastructure Trust (2.69% weight), a REIT that leases midstream and downstream assets to energy companies; and

●	Interdigital (2.9% weight), a designer and developer of advanced digital wireless telecommunications applications.

Throughout the last year, the bull market continued to march higher. However, volatility returned to the market with concerns over the trade war, a global slowdown, and uncertainties about US politics. Time will tell whether the bull market rages on or we fall into a bear market. Under these conditions, we appreciate investing in a product that gi investors optionality. Specifically, convertible bonds allow for upside participation should equity markets continue to move higher and capital preservation at maturity (or put date), barring default, should the markets correct. We believe convertible bonds are one of the few financial instruments that can give investors upside participation with capital preservati barringon, default.

For more detailed and timely information on our funds and Wellesley Asset Management, please visit our website at www.wam.com where you can access quarterly commentaries and fund fact sheets. As always, we thank you for your continued trust and confidence in our management. We look forward to helping you achieve your future goals.

Sincerely,

Greg Miller, Portfolio Manager

Michael Miller, Portfolio Manager

2142-NLD12/2/2019

DB12022019-1-306

Miller Convertible Bond Fund
GROWTH OF A $10,000 INVESTMENT (Unaudited)
For Periods Ending October 31, 2019

Miller Convertible Bond Fund
GROWTH OF A $1,000,000 INVESTMENT (Unaudited)
For Periods Ending October 31, 2019

Annualized Total Returns as of October 31, 2019

				Since	Since
				Inception*	Inception**
	One Year	Five Year	Ten Year	(Class A and I)	(Class C)
Miller Convertible Bond Fund:
Class A, without sales charge	5.37%	3.56%	6.34%	5.51%	─
Class A, with sales charge of 5.75%	(0.70)%	2.34%	5.71%	4.99%	─
Class I	5.90%	4.08%	6.89%	6.07%	─
Class C	4.92%	3.05%	─	─	5.75%
Bloomberg Barclays U.S. Aggregate Bond Index	11.51%	3.24%	3.73%	4.19%	3.65%

*	Class A and Class I shares commenced operations on December 27, 2007.

**	Class C shares commenced operations on December 1, 2009.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated, fixed-rate, taxable, investment grade fixed-income securities with remaining maturities of one year and longer. The Index includes Treasury, government, corporate, mortgage-backed, commercial mortgage-backed and asset-backed securities.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions and the payment of the maximum 5.75% sales charge. Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. Total returns would have been lower had the adviser not waived a portion of its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, per its prospectus dated March 1, 2019, including underlying funds, are 1.45%, 0.95%, and 1.95% for Class A shares, Class I shares, and Class C shares, respectively. For performance information current to the most recent month-end, please call 877-441-4434.

Miller Convertible Plus Fund
GROWTH OF A $1,000,000 INVESTMENT (Unaudited)
Since Inception through October 31, 2019

Annualized Total Returns as of October 31, 2019

	One Year	Three Year	Since Inception*
Miller Convertible Plus Fund:
Class I	7.16%	5.87%	6.90%
Bloomberg Barclays U.S. Aggregate Bond Index	11.51%	3.29%	3.18%

*	Class I shares commenced operations on December 31, 2014.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated, fixed-rate, taxable, investment grade fixed-income securities with remaining maturities of one year and longer. The Index includes Treasury, government, corporate, mortgage-backed, commercial mortgage-backed and asset-backed securities.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. Total returns would have been lower had the adviser not waived a portion of its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, per its prospectus dated March 1, 2019, including underlying funds, is 4.61% for Class I shares. For performance information current to the most recent month-end, please call 877-441-4434.

Miller Intermediate Bond Fund
GROWTH OF A $1,000,000 INVESTMENT (Unaudited)
Since Inception through October 31, 2019

Annualized Total Returns as of October 31, 2019

	One Year	Three Year	Since Inception*
Miller Intermediate Bond Fund:
Class I	5.08%	3.45%	4.34%
Bloomberg Barclays U.S. Aggregate Bond Index	11.51%	3.29%	3.18%

*	Class I shares commenced operations on December 31, 2014.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated, fixed-rate, taxable, investment grade fixed-income securities with remaining maturities of one year and longer. The Index includes Treasury, government, corporate, mortgage-backed, commercial mortgage-backed and asset-backed securities.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions and . Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. Total returns would have been lower had the adviser not waived a portion of its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, per its prospectus dated March 1, 2019, as supplemented on June 21, 2019, including underlying funds, is 1.17% for Class I shares. For performance information current to the most recent month-end, please call 877-441-4434.

Miller Convertible Bond Fund
SCHEDULE OF INVESTMENTS
October 31, 2019

	Principal
Security	Amount	Interest Rate (%)		Maturity Date	Fair Value

CONVERTIBLE BONDS - 91.77%
AEROSPACE/DEFENSE - 0.15%
Kaman Corp.	$1,000,000	3.2500		5/1/2024	$1,139,615

AIRLINES - 2.60%
Delta Airlines, Inc. - Goldman Sachs Finance Corp. Synthetic	11,000,000	3.8300	**	9/28/2023	10,976,900
Delta Airlines, Inc. - Wells Fargo Finance, LLC. Synthetic	9,000,000	3.5600	**	9/28/2023	9,045,900
					20,022,800
AUTO MANUFACTURERS - 2.30%
General Motors Co. - Societe General SA Synthetic	18,000,000	2.6900	**	11/16/2021	17,690,400

BASIC & DIVERSIFIED CHEMICALS - 2.81%
Dow, Inc. - Bank of America Finance LLC Synthetic	21,500,000	2.6410	**	6/18/2024	21,652,650
		.
BIOTECHNOLOGY - 0.13%
Innoviva, Inc.	1,000,000	2.1250		1/15/2023	970,590

COMPUTERS - 8.76%
Apple, Inc. - JPMorgan Chase Financial Co., LLC Synthetic	23,000,000	3.8700	**	10/16/2023	25,251,700
Insight Enterprises, Inc. - 144A	19,000,000	0.7500		2/15/2025	20,776,195
Lumentum Holdings, Inc.	17,000,000	0.2500		3/15/2024	21,537,104
					67,564,999
DIVERSIFIED FINANCIAL SERVICES - 9.02%
Cowen, Inc.	18,000,000	3.0000		12/15/2022	19,515,856
Granite Point Mortgage Trust, Inc. - 144A	15,000,000	5.6250		12/1/2022	15,328,125
Granite Point Mortgage Trust, Inc.	1,000,000	6.3750		10/1/2023	1,045,000
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	10,000,000	4.1250		9/1/2022	11,493,750
PRA Group, Inc.	8,000,000	3.5000		6/1/2023	8,128,931
Voya Financial, Inc. - Bank of America Finance LLC Synthetic	7,000,000	3.1400	**	5/1/2023	7,061,279
Voya Financial, Inc. - Deutsche Bank AG Synthetic	7,000,000	3.7500	**	5/1/2023	6,940,290
					69,513,231
ELECTRONICS - 4.96%
II-VI, Inc.	17,000,000	0.2500		9/1/2022	17,168,514
Knowles Corp.	1,000,000	3.2500		11/1/2021	1,330,170
Vishay Intertechnology, Inc.	20,000,000	2.2500		6/15/2025	19,757,319
					38,256,003
ENERGY-ALTERNATE SOURCES - 0.16%
Enphase Energy, Inc. - 144A	1,000,000	1.0000		6/1/2024	1,261,275

ENGINEERING & CONSTRUCTION - 5.31%
Dycom Industries, Inc.	21,000,000	0.7500		9/15/2021	19,936,875
Tutor Perini Corp.	22,000,000	2.8750		6/15/2021	20,967,737
					40,904,612

HEALTHCARE - PRODUCTS - 0.01%
Repligen Corp.	100,000	0.3750		7/15/2024	100,489

HOME BUILDERS - 3.91%
D.R. Horton, Inc. - Barclays Bank PLC Synthetic	20,000,000	3.8900	**	9/26/2023	22,184,000
LGI Homes, Inc.	500,000	4.2500		11/15/2019	1,833,125
Winnebago Industries, Inc. - 144A	6,000,000	1.5000		4/1/2025	6,120,000
					30,137,125
INSURANCE - 1.04%
HCI Group, Inc.	8,000,000	4.2500		3/1/2037	8,019,358

The accompanying notes are an integral part of these financial statements.

Miller Convertible Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2019

	Principal
Security	Amount	Interest Rate (%)		Maturity Date	Fair Value

CONVERTIBLE BONDS - 91.77% (Continued)
INTERNET - 6.71%
Amazon.com, Inc.- JPMorgan Chase Financial Co., LLC Synthetic	$22,000,000	3.5900	**	4/21/2023	$22,739,200
Etsy, Inc. - 144A	16,000,000	0.1250		10/1/2026	14,530,651
Google, Inc. - Bank of America Finance LLC Synthetic	13,000,000	3.6400	**	9/28/2023	13,478,400
Twitter, Inc.	1,000,000	0.2500		6/15/2024	957,251
					51,705,502
INVESTMENT COMPANIES - 0.30%
Ares Capital Corp.	1,000,000	4.6250		3/1/2024	1,065,000
BlackRock TCP Capital Corp.	100,000	4.6250		3/1/2022	102,880
Goldman Sachs BDC, Inc.	100,000	4.5000		4/1/2022	102,432
TPG Speciality Lending, Inc.	1,000,000	4.5000		8/1/2022	1,052,591
					2,322,903
MINING - 3.24%
Newmont Mining Corp. - Barclays Bank PLC Synthetic	22,000,000	3.9200	**	10/30/2023	24,983,200

OIL & GAS - 3.88%
PDC Energy, Inc.	8,000,000	1.1250		9/15/2021	7,239,096
Schlumberger Ltd. - Citigroup Global Markets Holdings, Inc. Synthetic	23,000,000	2.3100	**	9/10/2024	22,696,400
					29,935,496
PHARMACEUTICALS - 11.43%
Bristol-Myers Squibb Co. - Wells Fargo Finance, LLC. Synthetic	22,000,000	2.3220	**	11/1/2024	22,217,800
Jazz Investments I, Ltd.	15,000,000	1.5000		8/15/2024	14,416,749
Jazz Investments I, Ltd.	9,000,000	1.8750		8/15/2021	9,011,132
Pacira Pharmaceuticals, Inc.	20,000,000	2.3750		4/1/2022	20,261,002
Supernus Pharmaceuticals, Inc.	24,000,000	0.6250		4/1/2023	22,214,087
					88,120,770
PRIVATE EQUITY - 0.01%
Hercules Capital, Inc.	100,000	4.3750		2/1/2022	102,698

REITS - 10.56%
Apollo Commercial Real Estate Finance, Inc.	10,000,000	4.7500		8/23/2022	9,998,073
Apollo Commercial Real Estate Finance, Inc.	1,000,000	5.3750		10/15/2023	1,015,809
Arbor Realty Trust, Inc.	1,000,000	5.2500		7/1/2021	1,086,899
Blackstone Mortgage Trust, Inc.	8,000,000	4.3750		5/5/2022	8,455,000
Blackstone Mortgage Trust, Inc.	1,000,000	4.7500		3/15/2023	1,058,085
CorEnergy Infrastructure Trust, Inc. - 144A	20,000,000	5.8750		8/15/2025	21,129,499
Exantas Capital Corp.	8,000,000	4.5000		8/15/2022	8,446,693
IIP Operating Partnership, LP - 144A	14,000,000	3.7500		2/21/2024	17,670,347
KKR Real Estate Finance Trust, Inc.	1,000,000	6.1250		5/15/2023	1,047,442
MFA Financial, Inc.	7,000,000	6.2500		6/15/2024	7,328,590
PennyMac Corp.	100,000	5.3750		5/1/2020	101,318
Redwood Trust, Inc.	3,000,000	4.7500		8/15/2023	3,038,426
Western Asset Mortgage Capital Corp.	1,000,000	6.7500		10/1/2022	1,018,621
					81,394,802
RETAIL - 1.56%
EZCORP, Inc.	16,000,000	2.3750		5/1/2025	12,012,334

SEMICONDUCTORS - 0.33%
ON Semiconductor Corp.	1,000,000	1.0000		12/1/2020	1,212,649
ON Semiconductor Corp.	1,000,000	1.6250		10/15/2023	1,247,952
Synaptics, Inc.	100,000	0.5000		6/15/2022	94,625
					2,555,226
SOFTWARE - 5.10%
Akamai Technologies, Inc.	15,000,000	0.1250		5/1/2025	16,875,000
Altair Engineering, Inc.	100,000	0.2500		6/1/2024	103,895
Microsoft Corp. - Morgan Stanley Finance, LLC. Synthetic	21,920,000	2.3773	**	10/25/2024	22,339,768
					39,318,663

The accompanying notes are an integral part of these financial statements.

Miller Convertible Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2019

	Principal
Security	Amount	Interest Rate (%)		Maturity Date	Fair Value

CONVERTIBLE BONDS - 91.77% (Continued)
TELECOMMUNICATIONS - 2.95%
Interdigital, Inc. - 144A	$23,000,000	2.0000		6/1/2024	$22,736,706

TRANSPORTATION - 2.53%
Air Transport Services Group, Inc.	1,000,000	1.1250		10/15/2024	919,225
Atlas Air Worldwide Holdings, Inc.	8,000,000	1.8750		6/1/2024	6,271,073
Atlas Air Worldwide Holdings, Inc.	14,000,000	2.2500		6/1/2022	12,242,086
Kansas City Southern, Inc. - Goldman Sachs Group, Inc. Synthetic	100,000	3.4800	**	2/16/2021	99,245
					19,531,629
TRUCKING & LEASING - 2.01%
Greenbrier Cos, Inc.	16,000,000	2.8750		2/1/2024	15,470,826

TOTAL CONVERTIBLE BONDS					707,423,902
(Cost - $690,092,253)

PREFERRED STOCK - 4.21%	Shares	Dividend Rate (%)
REITS - 4.21%
Great Ajax Corp.	600,385	7.2500		4/30/2024	16,546,611
Ready Capital Corp.	571,914	7.0000		8/15/2023	15,939,243
TOTAL PREFERRED STOCK					32,485,854
(Cost - $29,580,007)

	Principal	Interest Rate%
U.S. TREASURY OBLIGATIONS - 1.98%
United States Treasury Notes	$5,000,000	1.6250		8/15/2022	5,016,113
United States Treasury Notes	5,000,000	2.0000		2/15/2023	5,076,953
United States Treasury Notes	5,000,000	2.2500		11/15/2024	5,170,215
TOTAL U.S. TREASURY OBLIGATIONS					15,263,281
(Cost - $14,751,227)
	Shares
SHORT-TERM INVESTMENTS - 2.74%
MONEY MARKET FUND - 2.74%
Milestone Treasury Obligations Portfolio - Institutional Class	21,124,469	1.6500 +			21,124,469
TOTAL SHORT-TERM INVESTMENTS
(Cost - $21,124,469)

TOTAL INVESTMENTS - 100.70%
(Cost - $755,547,956)					$776,297,506
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.70)%					(5,382,906)
NET ASSETS - 100.00%					$770,914,600

+	Variable rate security. Interest rate is as of October 31, 2019.

**	Interest rate represents the comparable yield on the contingent payment debt instrument. LLC - Limited Liability Company.

PLC - Public Limited Company.

REITS - Real Estate Investment Trusts.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

TOTAL RETURN SWAP
Upfront
		Interest Rate		Termination	Premiums	Unrealized
Receive Total Return	Counterparty	Payable	Notional Amount	Date	Paid	Appreciation/Value

Miller Convertible Bond Fund	Reflow Fund, LLC	Daily change in NAV less USD-1M LIBOR plus an annualized spread of 1.60%

			$50,000,000	8/30/2020	$—	$126,011

PORTFOLIO ANALYSIS
As of October 31, 2019
% of Net
Sector	Assets
Financial	55.67%
Industrial	14.95%
Consumer, Non cyclical	8.69%
Technology	8.02%
Communications	4.96%
Short-Term Investments	2.74%
Consumer, Cyclical	2.59%
Government	1.98%
Energy	1.10%
Liabilities in Excess of Other Assets	(0.70)%
100.00%

The accompanying notes are an integral part of these financial statements.

Miller Convertible Plus Fund
SCHEDULE OF INVESTMENTS
October 31, 2019

	Principal	Interest		Maturity
Security	Amount	Rate (%)		Date	Fair Value

CONVERTIBLE BONDS - 139.69%
AIRLINES - 3.83%
Delta Airlines, Inc. - Goldman Sachs Finance Corp. Synthetic *	$4,500,000	3.8300	**	9/28/2023	$4,490,550

AUTO MANUFACTURERS - 3.77%
General Motors Co. - Societe Generale SA Synthetic *	4,500,000	2.6900	**	11/16/2021	4,422,600

BASIC & DIVERSIFIED CHEMICALS - 4.12%
Dow, Inc. - Bank of America Finance LLC Synthetic *	4,800,000	2.6410	**	6/18/2024	4,834,080

COMPUTERS - 11.92%
Apple, Inc. - JPMorgan Chase Financial Co., LLC Synthetic *	4,900,000	3.8700	**	10/16/2023	5,379,710
Insight Enterprises, Inc. -144A *	4,400,000	0.7500		2/15/2025	4,811,329
Lumentum Holdings, Inc. *	3,000,000	0.2500		3/15/2024	3,800,665
					13,991,704
DIVERSIFIED FINANCIAL SERVICES - 13.76%
Cowen, Inc. *	4,200,000	3.0000		12/15/2022	4,553,700
Granite Point Mortgage Trust, Inc. - 144A *	4,000,000	5.6250		12/1/2022	4,087,500
Hannon Armstrong Sustainable Infrastructure Capital, Inc. *	3,000,000	4.1250		9/1/2022	3,448,125
PRA Group, Inc. *	4,000,000	3.5000		6/1/2023	4,064,466
					16,153,791
ELECTRONICS - 8.17%
II-VI, Inc. *	4,700,000	0.2500		9/1/2022	4,746,589
Vishay Intertechnology, Inc. *	4,900,000	2.2500		6/15/2025	4,840,543
					9,587,132
ENERGY-ALTERNATE SOURCES - 3.22%
Enphase Energy, Inc. - 144A *	3,000,000	1.0000		6/1/2024	3,783,826

ENGINEERING & CONSTRUCTION - 7.94%
Dycom Industries, Inc. *	5,000,000	0.7500		9/15/2021	4,746,875
Tutor Perini Corp. *	4,800,000	2.8750		6/15/2021	4,574,779
					9,321,654
HOME BUILDERS - 7.01%
D.R. Horton, Inc. - Barclays Bank PLC Synthetic *	4,200,000	3.8900	**	9/26/2023	4,658,640
Winnebago Industries, Inc. - 144A	3,500,000	1.5000		4/1/2025	3,570,000
					8,228,640
INSURANCE - 2.56%
HCI Group, Inc. *	3,000,000	4.2500		3/1/2037	3,007,259

INTERNET - 9.60%
Amazon.com, Inc.- JPMorgan Chase Financial Co., LLC Synthetic *	4,700,000	3.5900	**	4/21/2023	4,857,920
Etsy, Inc. - 144A *	2,500,000	0.1250		10/1/2026	2,270,414
Google, Inc. - Bank of America Finance LLC Synthetic *	4,000,000	3.6400	**	9/28/2023	4,147,200
					11,275,534
MINING - 4.35%
Newmont Mining Corp. - Barclays Bank PLC Synthetic *	4,500,000	3.9200	**	10/30/2023	5,110,200

OIL & GAS - 5.03%
PDC Energy, Inc. *	1,400,000	1.1250		9/15/2021	1,266,842
Schlumberger Ltd. - Citigroup Global Markets Holdings, Inc. Synthetic *	4,700,000	2.3100	**	9/10/2024	4,637,960
					5,904,802

PHARMACEUTICALS - 15.87%
Bristol-Myers Squibb Co. - Wells Fargo Finance, LLC. Synthetic *	4,600,000	2.3220	**	11/1/2024	4,645,540
Jazz Investments I, Ltd. *	4,800,000	1.5000		8/15/2024	4,613,360
Pacira Pharmaceuticals, Inc. *	4,700,000	2.3750		4/1/2022	4,761,336
Supernus Pharmaceuticals, Inc. *	5,000,000	0.6250		4/1/2023	4,627,935
					18,648,171

Miller Convertible Plus Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2019

	Principal	Interest		Maturity
Security	Amount	Rate (%)		Date	Fair Value

CONVERTIBLE BONDS - 139.69% (Continued)
REITS - 17.98%
Arbor Realty Trust, Inc. *	$500,000	5.2500		7/1/2021	$543,449
Blackstone Mortgage Trust, Inc. *	2,500,000	4.3750		5/5/2022	2,642,187
CorEnergy Infrastructure Trust, Inc. - 144A *	4,400,000	5.8750		8/15/2025	4,648,490
Exantas Capital Corp. *	1,000,000	4.5000		8/15/2022	1,055,837
IIP Operating Partnership, LP - 144A *	4,000,000	3.7500		2/21/2024	5,048,670
MFA Financial, Inc. *	2,500,000	6.2500		6/15/2024	2,617,353
Redwood Trust, Inc. *	4,500,000	4.7500		8/15/2023	4,557,639
					21,113,625
RETAIL - 1.92%
EZCORP, Inc. *	3,000,000	2.3750		5/1/2025	2,252,313

SEMICONDUCTORS - 1.06%
ON Semiconductor Corp. *	1,000,000	1.6250		10/15/2023	1,247,952

SOFTWARE - 6.35%
Akamai Technologies, Inc. *	3,000,000	0.1250		5/1/2025	3,375,000
Microsoft Corp. - Morgan Stanley Finance, LLC. Synthetic *	4,000,000	2.3773	**	10/25/2024	4,076,600
					7,451,600
TELECOMMUNICATIONS - 4.13%
Interdigital, Inc. - 144A *	4,900,000	2.0000		6/1/2024	4,843,907

TRANSPORTATION - 3.81%
Atlas Air Worldwide Holdings, Inc. *	5,700,000	1.8750		6/1/2024	4,468,139

TRUCKING & LEASING - 3.29%
Greenbrier Cos , Inc. *	4,000,000	2.8750		2/1/2024	3,867,707

TOTAL CONVERTIBLE BONDS
(Cost - $159,089,541)					164,005,186

		Dividend
PREFERRED STOCK - 6.16%	Shares	Rate (%)
REITS - 6.16%
Great Ajax Corp. *	133,000	7.2500		4/30/2024	3,665,480
Ready Capital Corp. *	128,000	7.0000		8/15/2023	3,567,360
TOTAL PREFERRED STOCK					7,232,840
(Cost - $6,530,800)

The accompanying notes are an integral part of these financial statements.

Miller Convertible Plus Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2019

		Interest
Security	Shares	Rate (%)	Fair Value

SHORT-TERM INVESTMENTS - 0.19%
MONEY MARKET FUND - 0.19%
Milestone Treasury Obligations Portfolio - Institutional Class	226,661	1.6500 +	$226,661
TOTAL SHORT-TERM INVESTMENTS
(Cost - $226,661)

TOTAL INVESTMENTS - 146.04%
(Cost - $165,847,002)			$171,464,687
LIABILITIES IN EXCESS OF OTHER ASSETS - (46.04)%			(54,055,181)
NET ASSETS - 100.0%			$117,409,506

+	Variable rate security. Interest rate is as of October 31, 2019.

LLC - Limited Liability Company.

PLC - Public Limited Company.

REITS - Real Estate Investment Trusts.

144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

*	All or a portion of this security is segregated as collateral for the Line of Credit as of October 31, 2019; total fair value amount of collateral was $167,668,026.

**	Interest rate represents the comparable yield on the contingent payment debt instrument.

PORTFOLIO ANALYSIS
As of October 31, 2019
% of Net
Sector	Assets
Financial	84.12%
Industrial	23.21%
Consumer, Non-cyclical	11.93%
Technology	11.27%
Communications	6.06%
Consumer, Cyclical	4.96%
Energy	4.30%
Short-Term Investments	0.19%
Liabilities in Excess of Other Assets	(46.04)%
100.00%

The accompanying notes are an integral part of these financial statements.

Miller Intermediate Bond Fund
SCHEDULE OF INVESTMENTS
October 31, 2019

	Principal
Security	Amount	Interest Rate (%)		Maturity Date	Fair Value

CONVERTIBLE BONDS - 69.88%
AIRLINES - 1.72%
Delta Airlines, Inc. - Goldman Sachs Finance Corp. Synthetic	$2,000,000	3.8300	**	9/28/2023	$1,995,800

AUTO MANUFACTURERS - 2.12%
General Motors Co. - Societe Generale SA Synthetic	2,500,000	2.6900	**	11/16/2021	2,457,000

BASIC & DIVERSIFIED CHEMICALS - 2.61%
Dow, Inc. - Bank of America Finance LLC Synthetic	3,000,000	2.6410	**	6/18/2024	3,021,300

COMPUTERS - 6.18%
Apple, Inc. - JPMorgan Chase Financial Co., LLC Synthetic	2,800,000	3.8700	**	10/16/2023	3,074,120
Insight Enterprises, Inc. -144A	2,000,000	0.7500		2/15/2025	2,186,968
Lumentum Holdings, Inc.	1,500,000	0.2500		3/15/2024	1,900,333
					7,161,421
DIVERSIFIED FINANCIAL SERVICES - 5.99%
Cowen, Inc.	1,700,000	3.0000		12/15/2022	1,843,164
Granite Point Mortgage Trust, Inc. - 144A	2,500,000	5.6250		12/1/2022	2,554,688
PRA Group, Inc.	2,500,000	3.5000		6/1/2023	2,540,291
					6,938,143
ELECTRONICS - 2.60%
II-VI, Inc.	2,000,000	0.2500		9/1/2022	2,019,825
Vishay Intertechnology, Inc.	1,000,000	2.2500		6/15/2025	987,866
					3,007,691
ENGINEERING & CONSTRUCTION - 4.60%
Dycom Industries, Inc.	2,500,000	0.7500		9/15/2021	2,373,438
Tutor Perini Corp.	3,100,000	2.8750		6/15/2021	2,954,545
					5,327,983
HOME BUILDERS - 2.01%
D.R. Horton, Inc. - Barclays Bank PLC Synthetic	2,100,000	3.8900	**	9/26/2023	2,329,320

INSURANCE - 1.30%
HCI Group, Inc.	1,500,000	4.2500		3/1/2037	1,503,630

INTERNET - 4.11%
Amazon.com, Inc.- JPMorgan Chase Financial Co., LLC Synthetic	2,600,000	3.5900	**	4/21/2023	2,687,360
Google, Inc. - Bank of America Finance LLC Synthetic	2,000,000	3.6400	**	9/28/2023	2,073,600
					4,760,960
INVESTMENT COMPANIES - 0.88%		.
Goldman Sachs BDC, Inc.	1,000,000	4.5000		4/1/2022	1,024,317

MINING - 2.25%
Newmont Mining Corp. - Barclays Bank PLC Synthetic	2,300,000	3.9200	**	10/30/2023	2,611,880

OIL & GAS - 2.93%
PDC Energy Inc	700,000	1.1250		9/15/2021	633,421
Schlumberger Ltd. - Citigroup Global Markets Holdings, Inc. Synthetic	2,800,000	2.3100	**	9/10/2024	2,763,040
					3,396,461
PHARMACEUTICALS - 9.36%
Bristol-Myers Squibb Co. - Wells Fargo Finance, LLC. Synthetic	2,900,000	2.3220	**	11/1/2024	2,928,710
Jazz Investments I, Ltd.	2,400,000	1.5000		8/15/2024	2,306,680
Pacira Pharmaceuticals, Inc.	2,800,000	2.3750		4/1/2022	2,836,540
Supernus Pharmaceuticals, Inc.	3,000,000	0.6250		4/1/2023	2,776,761
					10,848,691

The accompanying notes are an integral part of these financial statements.

Miller Intermediate Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2019

	Principal			Maturity
Security	Amount	Interest Rate (%)		Date	Fair Value

CONVERTIBLE BONDS - 69.88% (Continued)
REITS - 11.13%
Apollo Commercial Real Estate Finance, Inc.	$1,500,000	4.7500		8/23/2022	$1,499,711
Blackstone Mortgage Trust, Inc.	2,000,000	4.3750		5/5/2022	2,113,750
CorEnergy Infrastructure Trust, Inc. - 144A	2,700,000	5.8750		8/15/2025	2,852,482
Exantas Capital Corp.	1,700,000	4.5000		8/15/2022	1,794,922
MFA Financial, Inc.	2,500,000	6.2500		6/15/2024	2,617,353
Redwood Trust, inc.	2,000,000	4.7500		8/15/2023	2,025,617
					12,903,835
SOFTWARE - 3.35%
Akamai Technologies, Inc.	1,000,000	0.1250		5/1/2025	1,125,000
Microsoft Corp. - Morgan Stanley Finance, LLC. Synthetic	2,700,000	2.3773	**	10/25/2024	2,751,705
					3,876,705
TELECOMMUNICATIONS - 2.81%
Interdigital, Inc. - 144A	3,300,000	2.0000		6/1/2024	3,262,223

TRANSPORTATION - 2.43%
Atlas Air Worldwide Holdings, Inc.	3,600,000	1.8750		6/1/2024	2,821,983

TRUCKING & LEASING - 1.50%
Greenbrier Cos, Inc.	1,800,000	2.8750		2/1/2024	1,740,468

TOTAL CONVERTIBLE BONDS					80,989,811
(Cost - $79,143,961)

PREFERRED STOCK - 4.78%
REITS - 4.78%	Shares	Dividend Rate (%)
Great Ajax Corp.	100,000	7.2500		4/30/2024	2,756,000
Ready Capital Corp.	100,000	7.0000		8/15/2023	2,787,000
TOTAL PREFERRED STOCK					5,543,000
(Cost - $5,004,400)
	Principal	Interest Rate%
U.S. TREASURY OBLIGATIONS - 24.05%
United States Treasury Notes	$4,300,000	1.1250		2/28/2021	4,274,301
United States Treasury Notes	5,600,000	1.2500		7/31/2023	5,546,516
United States Treasury Notes	2,000,000	1.3750		8/31/2020	1,996,406
United States Treasury Notes	7,300,000	1.5000		1/31/2022	3,239,526
United States Treasury Notes	3,250,000	1.3750		5/31/2021	7,296,150
United States Treasury Notes	1,250,000	1.6250		5/31/2023	1,254,639
United States Treasury Notes	4,250,000	1.6250		11/15/2022	4,264,692
TOTAL U.S. TREASURY OBLIGATIONS					27,872,230
(Cost - $27,440,056)

The accompanying notes are an integral part of these financial statements.

Miller Intermediate Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2019

Security	Shares	Interest Rate (%)	Fair Value

SHORT-TERM INVESTMENTS - 0.85%
MONEY MARKET FUND - 0.85%
Milestone Treasury Obligations Portfolio - Institutional Class	982,784	1.6500 +	$982,784
TOTAL SHORT-TERM INVESTMENTS
(Cost - $982,784)

TOTAL INVESTMENTS - 99.56%
(Cost - $112,571,201)			$115,387,825
OTHER ASSETS LESS LIABILITIES - 0.44%			504,680
NET ASSETS - 100.00%			$115,892,505

+	Variable rate security. Interest rate is as of October 31, 2019.

**	Interest rate represents the comparable yield on the contingent payment debt instrument. LLC - Limited Liability Company.

PLC - Public Limited Company.

REITS - Real Estate Investment Trusts.

144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

PORTFOLIO ANALYSIS
As of October 31, 2019
% of Net
Sector	Assets
Financial	48.84%
Government	24.05%
Industrial	11.13%
Consumer, Non-cyclical	6.83%
Technology	4.50%
Communications	2.81%
Short-Term Investments	0.85%
Energy	0.55%
Other Assets Less Liabilities	0.44%
100.00%

The accompanying notes are an integral part of these financial statements.

Miller Funds
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2019

	Miller	Miller	Miller
	Convertible	Convertible	Intermediate
	Bond Fund	Plus Fund	Bond Fund
Assets:
Investments in Securities at Cost	$755,547,956	$165,847,002	$112,571,201
Investments in Securities at Fair Value	$776,297,506	$171,464,687	$115,387,825
Segregated Cash - Collateral for Loan	—	3,597,570	—
Receivable for Securities Sold	—	8,056,201	—
Receivable for Open Swap Contracts	126,011	—	—
Receivable for Fund Shares Sold	343,177	20,000	9,913
Interest and Dividend Receivable	3,590,632	891,956	623,815
Prepaid Expenses and Other Assets	55,603	27,178	24,642
Total Assets	780,412,929	184,057,592	116,046,195

Liabilities:
Payable for Securities Purchased	7,939,437	9,000,000	—
Line of Credit Payable	—	56,800,000	—
Accrued Advisory Fees	487,247	171,850	63,502
Interest Payable	—	638,916	—
Accrued Distribution Fees	81,753	—	—
Payable for Fund Shares Redeemed	771,882	—	56,059
Accrued Expenses and Other Liabilities	218,010	37,320	34,129
Total Liabilities	9,498,329	66,648,086	153,690

Net Assets	$770,914,600	$117,409,506	$115,892,505

Composition of Net Assets:
October 31, 2019, Net Assets consisted of:
Paid-in-Capital	$767,953,493	$116,787,876	$115,592,154
Accumulated Earnings	2,961,107	621,630	300,351
Net Assets	$770,914,600	$117,409,506	$115,892,505

Net Asset Value Per Share
Class A Shares
Net Assets	$68,437,232
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	5,447,420
Net Asset Value and Redemption Price per Share	$12.56
Maximum Offering Price Per Share (Includes a Maximum Sales Charge of 5.75%)	$13.33

Class I Shares
Net Assets	$640,465,580	$117,409,506	$115,892,505
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	51,015,495	5,093,192	7,202,367
Net Asset Value, Offering and Redemption Price per Share	$12.55	$23.05	$16.09

Class C Shares
Net Assets	$62,011,788
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	4,981,573
Net Asset Value, Offering and Redemption Price per Share	$12.45

The accompanying notes are an integral part of these financial statements.

Miller Funds
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2019

	Miller	Miller	Miller
	Convertible	Convertible	Intermediate
	Bond Fund	Plus Fund	Bond Fund
Investment Income:
Interest Income	$16,456,406	$3,481,268	$2,507,825
Dividend Income	2,063,346	562,688	367,578
Total Investment Income	18,519,752	4,043,956	2,875,403

Expenses:
Investment Advisory Fees	6,141,624	3,416,211	1,069,086
Distribution Fees (Class A)	387,760	2,093	1,270
Distribution Fees (Class C)	636,622	2,515	2,148
Third Party Administrative Services Fees	523,557	30,257	34,169
Transfer Agent Fees	268,640	52,414	56,477
Administration Fees	297,542	59,776	55,571
Trustees’ Fees	146,093	19,815	16,978
Custodian Fees	118,510	34,267	24,944
Audit Fees	122,352	18,555	14,256
Registration and Filing Fees	53,743	60,498	51,527
Legal Fees	73,378	10,578	8,410
Printing Expense	64,378	8,256	8,398
Chief Compliance Officer Fees	41,339	6,108	5,242
Insurance Expense	53,565	13,168	7,855
Interest Expense	—	2,003,344	—
Miscellaneous Expenses	9,558	3,748	2,671
Total Expenses	8,938,661	5,741,603	1,359,002
Less: Fees Waived by Adviser	—	(1,377,852)	(209,060)
Net Expenses	8,938,661	4,363,751	1,149,942
Net Investment Income (Loss)	9,581,091	(319,795)	1,725,461

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	(8,473,804)	(3,241,079)	(1,928,639)
Swaps	1,084,156	—	—
Total Net Realized (Loss)	(7,389,648)	(3,241,079)	(1,928,639)
Net Change in Unrealized Appreciation on:
Investments	37,796,296	10,892,284	5,808,585
Swaps	64,681	—	—
Total Net Change in Unrealized Appreciation	37,860,977	10,892,284	5,808,585
Net Realized and Unrealized Gain on Investments	30,471,329	7,651,205	3,879,946

Net Increase in Net Assets Resulting From Operations	$40,052,420	$7,331,410	$5,605,407

The accompanying notes are an integral part of these financial statements.

Miller Convertible Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	October 31, 2019	October 31, 2018
Operations:
Net Investment Income	$9,581,091	$19,766,404
Net Realized Gain (Loss) on Investments and Swaps	(7,389,648)	4,140,085
Net Change in Unrealized Appreciation (Depreciation) on Investments and Swaps	37,860,977	(37,423,053)
Net Increase (Decrease) in Net Assets Resulting From Operations	40,052,420	(13,516,564)

Distributions to Shareholders From:
Total Distributions Paid
Class A ($0.50 and $0.59 per share, respectively)	(3,286,102)	(4,931,227)
Class I ($0.56 and $0.65 per share, respectively)	(31,380,443)	(40,351,640)
Class C ($0.44 and $0.54 per share, respectively)	(2,290,520)	(2,925,507)
Total Distributions to Shareholders	(36,957,065)	(48,208,374)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued	9,713,107	27,128,329
Distributions Reinvested	3,003,584	4,368,659
Cost of Shares Redeemed	(36,702,058)	(43,292,140)
Total Class A Shares	(23,985,367)	(11,795,152)
Class I
Proceeds from Shares Issued	178,448,937	315,477,846
Distributions Reinvested	23,386,473	30,611,359
Cost of Shares Redeemed	(385,086,056)	(254,670,665)
Total Class I Shares	(183,250,646)	91,418,540
Class C
Proceeds from Shares Issued	11,490,448	9,445,983
Distributions Reinvested	2,088,491	2,634,291
Cost of Shares Redeemed	(17,112,748)	(14,518,729)
Total Class C Shares	(3,533,809)	(2,438,455)
Total Beneficial Interest Transactions	(210,769,822)	77,184,933

Increase (Decrease) in Net Assets	(207,674,467)	15,459,995

Net Assets:
Beginning of Year	978,589,067	963,129,072
End of Year	$770,914,600	$978,589,067

SHARE ACTIVITY
Class A:
Shares Issued	790,068	2,089,792
Shares Reinvested	254,157	337,317
Shares Redeemed	(3,005,150)	(3,347,863)
Net decrease in shares of beneficial interest outstanding	(1,960,925)	(920,754)

Class I:
Shares Issued	14,573,907	24,327,632
Shares Reinvested	1,978,966	2,367,368
Shares Redeemed	(31,761,626)	(19,755,173)
Net increase (decrease) in shares of beneficial interest outstanding	(15,208,753)	6,939,827

Class C:
Shares Issued	941,923	743,179
Shares Reinvested	178,583	204,778
Shares Redeemed	(1,405,032)	(1,131,337)
Net decrease in shares of beneficial interest outstanding	(284,526)	(183,380)

The accompanying notes are an integral part of these financial statements.

Miller Convertible Plus Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	October 31, 2019	October 31, 2018

Operations:
Net Investment Income (Loss)	$(319,795)	$817,934
Net Realized Gain (Loss) on Investments and Swaps	(3,241,079)	6,017,056
Net Change in Unrealized Appreciation (Depreciation) on Investments and Swaps	10,892,284	(8,314,752)
Net Increase (Decrease) in Net Assets Resulting From Operations	7,331,410	(1,479,762)

Distributions to Shareholders From:
Total Distributions Paid
Class A ($1.15 and $1.38 per share, respectively)	(51,045)	(46,991)
Class I ($1.24 and $1.43 per share, respectively)	(6,734,728)	(8,055,478)
Class C ($1.06 and $1.25 per share, respectively)	(22,598)	(20,824)
Total Distributions to Shareholders	(6,808,371)	(8,123,293)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued	394,343	349,277
Distributions Reinvested	47,399	44,936
Transfers to Class I	(987,053)	—
Cost of Shares Redeemed	(525,322)	(86,752)
Total Class A Shares	(1,070,633)	307,461
Class I
Proceeds from Shares Issued	18,774,145	46,801,624
Distributions Reinvested	6,602,961	7,909,592
Transfers from Classes A and C	1,237,939	—
Cost of Shares Redeemed	(50,413,563)	(40,932,951)
Total Class I Shares	(23,798,518)	13,778,265
Class C
Proceeds from Shares Issued	10,000	259,395
Distributions Reinvested	21,215	18,315
Transfers to Class I	(250,886)	—
Cost of Shares Redeemed	(371,772)	(37,267)
Total Class C Shares	(591,443)	240,443
Total Beneficial Interest Transactions	(25,460,594)	14,326,169

Increase (Decrease) in Net Assets	(24,937,555)	4,723,114

Net Assets:
Beginning of Year	142,347,061	137,623,947
End of Year	$117,409,506	$142,347,061

SHARE ACTIVITY
Class A:*
Shares Issued	19,456	14,522
Shares Reinvested	2,341	1,881
Shares Transferred to Class I	(42,539)	—
Shares Redeemed	(23,846)	(3,599)
Net increase (decrease) in shares of beneficial interest outstanding	(44,588)	12,804

Class I:
Shares Issued	836,681	1,938,184
Shares Reinvested	324,650	331,892
Shares Transferred from Classes A and C	53,421	—
Shares Redeemed	(2,288,489)	(1,719,424)
Net increase (decrease) in shares of beneficial interest outstanding	(1,073,737)	550,652

Class C:*
Shares Issued	471	10,865
Shares Reinvested	1,066	775
Shares Transferred to Class I	(10,970)	—
Shares Redeemed	(17,340)	(1,581)
Net increase (decrease) in shares of beneficial interest outstanding	(26,773)	10,059

*	Effective July 12, 2019, Class A and Class C shares were no longer available for purchase.

The accompanying notes are an integral part of these financial statements.

Miller Intermediate Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	October 31, 2019	October 31, 2018
Operations:
Net Investment Income	$1,725,461	$2,513,625
Net Realized Gain (Loss) on Investments and Swaps	(1,928,639)	2,606,615
Net Change in Unrealized Appreciation (Depreciation) on Investments	5,808,585	(3,410,059)
Net Increase in Net Assets Resulting From Operations	5,605,407	1,710,181

Distributions to Shareholders From:
Total Distributions Paid
Class A ($0.63 and $0.60 per share, respectively)	(21,693)	(8,452)
Class I ($0.75 and $0.63 per share, respectively)	(5,289,064)	(5,350,950)
Class C ($0.53 and $0.50 per share, respectively)	(9,617)	(4,745)
Total Distributions to Shareholders	(5,320,374)	(5,364,147)

Capital Share Transactions:
Class A
Proceeds from Shares Issued	738,969	610,288
Distributions Reinvested	18,353	7,442
Transfers to Class I	(937,238)	—
Cost of Shares Redeemed	(228,351)	(379,702)
Total Class A Shares	(408,267)	238,028
Class I
Proceeds from Shares Issued	36,211,904	22,843,109
Distributions Reinvested	5,107,729	5,246,946
Transfers from Classes A and C	1,260,622	—
Cost of Shares Redeemed	(35,510,679)	(63,439,061)
Total Class I Shares	7,069,576	(35,349,006)
Class C
Proceeds from Shares Issued	107,217	756,121
Distributions Reinvested	9,618	4,745
Transfers to Class I	(323,384)	—
Cost of Shares Redeemed	(227)	(720,357)
Total Class C Shares	(206,776)	40,509
Total Beneficial Interest Transactions	6,454,533	(35,070,469)

Increase (Decrease) in Net Assets	6,739,566	(38,724,435)

Net Assets:
Beginning of Year	109,152,939	147,877,374
End of Year	$115,892,505	$109,152,939

SHARE ACTIVITY
Class A:*
Shares Issued	47,382	37,108
Shares Reinvested	1,201	457
Shares Transferred to Class I	(58,646)	—
Shares Redeemed	(14,449)	(23,676)
Net increase (decrease) in shares of beneficial interest outstanding	(24,512)	13,889

Class I:
Shares Issued	2,286,685	1,393,216
Shares Reinvested	333,842	321,355
Shares Transferred from Classes A and C	78,883	—
Shares Redeemed	(2,249,546)	(3,877,546)
Net increase (decrease) in shares of beneficial interest outstanding	449,864	(2,162,975)

Class C:*
Shares Issued	6,800	45,971
Shares Reinvested	630	289
Shares Transferred to Class I	(20,140)	—
Shares Redeemed	(14)	(43,329)
Net increase (decrease) in shares of beneficial interest outstanding	(12,724)	2,931

*	Effective July 12, 2019, Class A and Class C shares were no longer available for purchase.

The accompanying notes are an integral part of these financial statements.

Miller Convertible Plus Fund
STATEMENT OF CASH FLOWS
For the Year Ended October 31, 2019

Cash flows from operating activities:
Net increase in net assets resulting from operations	$7,331,410
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(189,875,192)
Proceeds from sales of investments	232,219,994
Proceeds from short term investments, net	812,782
Net realized gain from investments	3,241,079
Net change in unrealized appreciation from investments	(10,892,284)
Net accretion of discounts	(402,086)

Changes in assets and liabilities
(Increase)/decrease in assets:
Dividend and interest receivable	499,609
Receivable for securities sold	(6,693,239)
Prepaid expenses and other assets	11,070
Interest payable	425,895
Accrued advisory fees	(29,465)
Accrued distribution fees	(744)
Payable for securities purchased	9,000,000
Accrued expenses and other liabilities	(20,481)
Net cash provided by operating activities	45,628,348

Cash flows from financing activities:
Proceeds from revolving credit line payable to bank	24,800,000
Repayment of borrowings under revolving credit line payable	(35,000,000)
Proceeds from shares sold	19,353,388
Payment on shares redeemed	(51,348,707)
Cash distributions paid	(136,796)
Net cash used in financing activities	(42,332,115)

Net increase (decrease) in cash	3,296,233
Cash & Restricted Cash at beginning of year	301,337
Cash & Restricted Cash at end of year	$3,597,570

Supplemental disclosure of non-cash activity:
Noncash financing activities not including herein consists of:
Reinvestment of dividends	$6,671,575
Interest paid	$1,577,449

The accompanying notes are an integral part of the financial statements.

Miller Convertible Bond Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$12.42	$13.19	$12.53	$12.15	$12.75
Increase (decrease) from operations:
Net investment income (a)	0.10	0.20	0.72	0.28	0.23
Net gain (loss) from securities (both realized and unrealized)	0.54	(0.38)	0.36	0.33	(0.17)
Total from operations	0.64	(0.18)	1.08	0.61	0.06
Distributions to shareholders from:
Net investment income	(0.29)	(0.38)	(0.42)	(0.20)	(0.32)
Net realized gain	(0.21)	(0.21)	—	(0.03)	(0.34)
Total distributions	(0.50)	(0.59)	(0.42)	(0.23)	(0.66)
Net Asset Value, End of Year	$12.56	$12.42	$13.19	$12.53	$12.15
Total Return (b)	5.37%	(1.50)%	8.72%	5.07%	0.49%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$68,437	$91,985	$109,900	$112,311	$159,608
Ratio of expenses to average net assets	1.47%	1.44%	1.45%	1.49%	1.44%
Ratio of net investment income to average net assets	0.80%	1.53%	5.55%	2.30%	3.10%
Portfolio turnover rate	81%	107%	79%	46%	81%

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads. Total returns for periods less than one year are not annualized.

The accompanying notes are an integral part of the financial statements.

Miller Convertible Bond Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class I
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$12.41	$13.19	$12.53	$12.15	$12.76
Increase (decrease) from operations:
Net investment income (a)	0.16	0.27	0.78	0.39	0.45
Net gain (loss) from securities (both realized and unrealized)	0.54	(0.40)	0.36	0.28	(0.33)
Total from operations	0.70	(0.13)	1.14	0.67	0.12
Distributions to shareholders from:
Net investment income	(0.35)	(0.44)	(0.48)	(0.26)	(0.39)
Net realized gain	(0.21)	(0.21)	—	(0.03)	(0.34)
Total distributions	(0.56)	(0.65)	(0.48)	(0.29)	(0.73)
Net Asset Value, End of Year	$12.55	$12.41	$13.19	$12.53	$12.15
Total Return (b)	5.90%	(1.08)%	9.27%	5.56%	1.08%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$640,466	$821,772	$781,823	$636,200	$480,548
Ratio of expenses to average net assets	0.97%	0.94%	0.95%	0.99%	0.94%
Ratio of net investment income to average net assets	1.30%	2.09%	6.06%	3.21%	3.60%
Portfolio turnover rate	81%	107%	79%	46%	81%

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads. Total returns for periods less than one year are not annualized.

The accompanying notes are an integral part of the financial statements.

Miller Convertible Bond Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class C
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$12.31	$13.10	$12.45	$12.07	$12.68
Increase (decrease) from operations:
Net investment income (a)	0.04	0.14	0.65	0.24	0.26
Net gain (loss) from securities (both realized and unrealized)	0.54	(0.39)	0.35	0.31	(0.27)
Total from operations	0.58	(0.25)	1.00	0.55	(0.01)
Distributions to shareholders from:
Net investment income	(0.23)	(0.33)	(0.35)	(0.14)	(0.26)
Net realized gain	(0.21)	(0.21)	—	(0.03)	(0.34)
Total distributions	(0.44)	(0.54)	(0.35)	(0.17)	(0.60)
Net Asset Value, End of Year	$12.45	$12.31	$13.10	$12.45	$12.07
Total Return (b)	4.92%	(2.04)%	8.14%	4.50%	0.07%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$62,012	$64,832	$71,406	$70,057	$69,396
Ratio of expenses to average net assets	1.97%	1.94%	1.95%	1.99%	1.94%
Ratio of net investment income to average net assets	0.30%	1.06%	5.06%	1.96%	2.60%
Portfolio turnover rate	81%	107%	79%	46%	81%

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads. Total returns for periods less than one year are not annualized.

The accompanying notes are an integral part of the financial statements.

Miller Convertible Plus Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class I
	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016	October 31, 2015 *

Net Asset Value, Beginning of Period	$22.82	$24.30	$22.45	$21.01	$20.00
Increase from operations:
Net investment income (loss) (a)	(0.06)	0.14	1.21	0.45	0.31
Net gain (loss) from securities (both realized and unrealized)	1.53	(0.19)	1.27	1.56	0.90
Total from operations	1.47	(0.05)	2.48	2.01	1.21
Distributions to shareholders from:
Net investment income	(0.19)	(0.72)	(0.63)	(0.32)	(0.20)
Net realized gain	(1.05)	(0.71)	—	(0.25)	—
Total distributions	(1.24)	(1.43)	(0.63)	(0.57)	(0.20)
Net Asset Value, End of Period	$23.05	$22.82	$24.30	$22.45	$21.01
Total Return (b)	7.16%	(0.32)%	11.16%	9.75%	5.99%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$117,410	$140,726	$136,449	$80,948	$43,168
Ratio of expenses to average net assets,
before reimbursement	4.75%	4.60%	4.15%	4.11%	4.33	% (c)
net of reimbursement	3.61%	3.46%	4.00%	3.62%	3.49	% (c)
Ratio of net investment income (loss) to average net assets	(0.26)%	0.60%	5.11%	2.10%	1.70	% (c)
Portfolio turnover rate	110%	141%	122%	81%	109	% (d)

*	Miller Convertible Plus Fund Class I commenced operations on December 31, 2014.

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than on year are not annualized. Had the Adviser not absorbed a portion of the expenses during certain periods, total returns would have been lower.

(c)	Annualized.

(d)	Not annualized.

The accompanying notes are an integral part of the financial statements.

Miller Intermediate Bond Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class I
	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016	October 31, 2015 *

Net Asset Value, Beginning of Period	$16.08	$16.55	$16.21	$15.47	$15.00
Increase from operations:
Net investment income (a)	0.24	0.30	0.62	0.31	0.21
Net gain (loss) from securities (both realized and unrealized)	0.52	(0.14)	0.08	0.72	0.38
Total from operations	0.76	0.16	0.70	1.03	0.59
Distributions to shareholders from:
Net investment income	(0.29)	(0.38)	(0.36)	(0.20)	(0.12)
Net realized gain	(0.46)	(0.25)	—	(0.09)	—
Total distributions	(0.75)	(0.63)	(0.36)	(0.29)	(0.12)
Net Asset Value, End of Period	$16.09	$16.08	$16.55	$16.21	$15.47
Total Return (b)	5.08%	0.96%	4.34%	6.76%	3.92%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$115,893	$108,554	$147,539	$101,923	$41,597
Ratio of expenses to average net assets,
before reimbursement/recapture	1.20%	1.17%	1.18%	1.51%	1.80	% (c)
net of reimbursement/recapture	1.02%	1.05%	1.25%	1.25%	1.25	% (c)
Ratio of net investment income to average net assets	1.54%	1.85%	3.78%	2.00%	1.64	% (c)
Portfolio turnover rate	77%	98%	83%	40%	85	% (d)

*	Miller Intermediate Bond Fund Class I commenced operations on December 31, 2014.

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads. Total returns for periods less than one year are not annualized. Had the Adviser not absorbed a portion of the expenses or recaptured expenses during certain periods, total returns would have been lower or higher, respectively.

(c)	Annualized.

(d)	Not annualized.

The accompanying notes are an integral part of the financial statements.

Miller Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2019

1.	ORGANIZATION

The Miller Convertible Bond Fund (the “Convertible Bond Fund”), the Miller Convertible Plus Fund (the “Convertible Plus Fund”), and Miller Intermediate Bond Fund (the “Intermediate Bond Fund”) referred to collectively, as the “Funds”, are separate series of the Miller Investment Trust (the “Trust”), a Delaware statutory trust organized on September 28, 2007. The Trust is registered as an open-end management investment company. The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, open-end management investment companies. Convertible Bond Fund’s primary investment objective is to maximize total return comprising current income and capital appreciation, consistent with preservation of capital. Convertible Plus Fund’s primary investment objective is to use leverage to maximize total return comprising current income and capital appreciation. Intermediate Bond Fund’s primary investment objective is to maximize total return comprising current income and capital appreciation, consistent with preservation of capital.

The Funds currently offer Class A, Class I and Class C shares of the Convertible Bond Fund of which Class A and Class I shares commenced operations on December 27, 2007 and Class C shares commenced operations on December 1, 2009. Convertible Plus Fund and Intermediate Bond Fund currently offer only Class I shares which commenced operations on December 31, 2014. On July 13, 2019, $987,053 and 42,539 shares of Class A and $250,886 and 10,970 shares of Class C shares of the Convertible Plus Fund were converted into 53,421 Class I shares of Convertible Plus Fund, and $937,238 and 58,646 shares of Class A and $323,384 and 20,140 shares of Class C of the Intermediate Bond Fund were converted into 78,883 Class I shares of Intermediate Bond Fund. Prior to July 13, 2019, the Convertible Plus Fund and Intermediate Bond Fund offered three classes of shares designated as Class A, Class C and Class I. Class A and Class C shares of the Convertible Plus Fund and Intermediate Bond Fund are no longer available for purchase. Class I and Class C shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the respective Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Wellesley Asset Management, Inc. serves as the Funds’ investment adviser (the “Adviser”).

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services - Investment Companies.”

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

Security Valuation – The Funds’ securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Debt securities and long-term U.S. Treasury obligations (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker or counterparty in/to the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations that mature in 60 days or less, at the

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

time of purchase, may be valued at amortized cost, provided such valuations represent fair value. Investments in open-end investment companies are valued at net asset value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by a Fair Valuation Committee in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”) adopted by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2019 for the Funds’ assets and liabilities measured at fair value:

Convertible Bond Fund

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities:
Convertible Bonds*	$—	$707,423,902	$—	$707,423,902
Preferred Stock*	32,485,854	—	—	32,485,854
U.S. Treasury Obligations	—	15,263,281	—	15,263,281
Short-Term Investments	21,124,469	—	—	21,124,469
Total Investments in Securities	$53,610,323	$722,687,183	$—	$776,297,506

Assets	Level 1	Level 2	Level 3	Total
Derivatives
Total Return Swap**	$—	$126,011	$—	126,011

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

Convertible Plus Fund

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities:
Convertible Bonds*	$—	$164,005,186	$—	$164,005,186
Preferred Stock*	7,232,840	—	—	7,232,840
Short-Term Investments	226,661	—	—	226,661
Total Investments in Securities	$7,459,501	$164,005,186	$—	$171,464,687

Intermediate Bond Fund

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities:
Convertible Bonds*	$—	$80,989,811	$—	$80,989,811
Preferred Stock*	5,543,000	—	—	5,543,000
U.S. Treasury Obligations	—	27,872,230	—	27,872,230
Short-Term Investments	982,784	—	—	982,784
Total Investments in Securities	$6,525,784	$108,862,041	$—	$115,387,825

*	Please refer to the Schedule of Investments for industry classifications.

**	Represents the receivable for the open swap contracts.

Exchange Traded Funds (“ETFs”) – The Fund may invest in exchange traded funds. ETF shares are bought and sold on a securities exchange. An index ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. There are risks of owning the underlying securities the ETFs are designed to track, and the lack of liquidity of an ETF may result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Synthetic Convertible Bond Risk – Synthetic convertible bonds are financial instruments created by combining two or more separate securities that, in total, have returns that are similar to a convertible bond. Synthetic convertible bonds are derivative debt securities and are subject to the creditworthiness of the counterparty of the synthetic security. The value of a synthetic convertible bond may decline substantially if the counterparty’s creditworthiness deteriorates. The value of a synthetic convertible bond may also respond differently to market fluctuations than a convertible bond because a synthetic convertible is composed of two or more separate securities, each with its own market value.

The Funds invest in synthetic convertible bonds which may be packaged by investment banks and brokerage firms or created by the Adviser. Synthetic convertible bonds include structured equity linked products that combine unrelated securities which together have the characteristics of convertible securities: a fixed-income component and a convertible component. The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as zero coupon, corporate or government bonds. The convertible component is achieved by investing in warrants or options to buy or sell common stock or various indices at a certain exercise price, or options on a stock index.

Synthetic convertible bonds also include index-linked and equity-linked convertible structured notes. Index-linked and equity-linked notes are securities, the value of which fluctuates based on the value of a basket of stocks or other securities (in the case of index-linked notes) or a single security (in the case of equity-linked notes). Many index-linked and equity-linked notes have a guarantee feature (usually supplied by a brokerage house or bank) that guarantees return of the original issue price, providing substantial protection against a decline in price, while preserving the ability for capital appreciation if the underlying basket of securities increases in value. Synthetic convertible bonds held by the Funds are contingent payment debt instruments that accrue interest income at the stated coupon rate for book purposes but at the comparable yield for tax purposes.

Leverage Risk –The use of leverage through activities such as borrowing or purchasing derivatives can magnify the effects of changes in the value of the Convertible Plus Fund and make the Convertible Plus Fund’s share price more

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

volatile and sensitive to market movements. The leveraged investment techniques that the Convertible Plus Fund employs could cause investors in the Convertible Plus Fund to lose more money in adverse environments. Leverage may result in the creation of a liability that requires the Convertible Plus Fund to pay interest or fees, which may be greater than the income or gain received by the Convertible Plus Fund from the securities purchased with leverage proceeds.

Derivative Transactions – The Funds may enter into total return swaps. Total return swaps are agreements that provide the Funds with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate. The difference in the value of these income streams is recorded daily by the Funds and is settled in cash at the end of each month or when the amount due to or from the Funds exceeds $500,000. The fee paid by the Funds will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. In addition, if the underlying asset declines in value over the term of the swap, the Funds would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the underlying asset does not perform as anticipated by the Adviser. Each Fund may use its own net asset value as the underlying asset in a total return swap. This strategy serves to reduce cash drag (the impact of cash on the Funds’ overall return) by replacing it with the impact of market exposure based upon the Funds’ own investment holdings. The Funds record fluctuations in the value of open swap contracts on a daily basis as unrealized gains or losses. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. The Funds value the total return swaps in which they enter based on a formula of the underlying asset’s nightly value, U.S. Dollar-1-Month London Interbank Offered Rate-British Banker’s Association (USD-1M LIBOR-BBA) and an annual fee or various agreed upon inputs.

Offsetting of Financial Assets and Derivative Assets and Liabilities –International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreements. Any election to early terminate could be material to the financial statements. Additionally, the Funds and the derivative counterparty enter into a Credit Support Annex which becomes part of the ISDA Master Agreement. The Credit Support Annex governs the margin collateral arrangements between the Fund and the derivative counterparty.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by counterparty, the return of collateral with market value in excess of the Funds’ net liability, held by the defaulting party, may be delayed or denied.

The Funds’ policy is to recognize a net asset or liability equal to the net appreciation (depreciation) of the derivative. The following tables show additional information regarding derivatives and the offsetting of assets and liabilities at October 31, 2019.

Assets				Gross Amounts Not Offset in the Statement of Assets & Liabilities
		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts	Statement of	Statement of	Financial
	of Recognized	Assets &	Assets &	Instruments	Collateral
Description	Assets	Liabilities	Liabilities	Pledged	Pledged/(Received)(1)	Net Amount
Swap contracts	$126,011	$—	$126,011	$—	$—	$126,011
Total	$126,011	$—	$126,011	$—	$—	$126,011

(1)	The amount is limited to the net derivative balance and accordingly does not include excess collateral pledged.

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

During the year ended October 31, 2019, the Convertible Bond Fund invested in total return swaps. The total return swaps can be found on the Statements of Assets and Liabilities under receivable for open swap contracts. At October 31, 2019, the receivable for open swap contracts was $126,011 for the Convertible Bond Fund on the Statements of Assets and Liabilities. For the year ended October 31, 2019, the net realized gain (loss) on swaps was $1,084,156 for the Convertible Bond Fund on the Statements of Operations. For the year ended October 31, 2019, the net change in unrealized appreciation/(depreciation) was $64,681 for the Convertible Bond Fund on the Statements of Operations.

The average notional value of total return swaps that the Funds invested in during the year ended October 31, 2019 was $22,597,146 for the Convertible Bond Fund. The average notional value previously discussed serves as the indicator of the volume throughout the year for the Funds.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted or amortized over the life of the respective securities.

Expenses – Common expenses, income and gains and losses are allocated daily among share classes of the Funds based on the relative proportion of net assets represented by each class. Class specific expenses are charged directly to the responsible class of shares of the Funds.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions on returns filed for open fiscal year ends October 31, 2016 through October 31, 2018, or expected to be taken in the Funds’ current fiscal year end returns, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Massachusetts. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2019, the Funds did not incur any interest or penalties.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The activities of the Funds are overseen by the Board. Pursuant to an Investment Advisory Agreement with the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Funds pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% and 0.95% for the Convertible Bond Fund and the Intermediate Bond Fund, respectively, of the average daily net assets of each respective Fund. The Convertible Plus Fund pays the Adviser an annual rate of 1.95% of the average daily managed assets, which is equal its total assets including

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

assets attributable to borrowings, minus accrued liabilities other than borrowings. For the year ended October 31, 2019, the Adviser earned advisory fees of $6,141,624, $3,416,211 and $1,069,086 for the Convertible Bond Fund, Convertible Plus Fund and the Intermediate Bond Fund, respectively.

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”), has contractually agreed to reduce its fees and/or absorb expenses of the Convertible Plus Fund and the Intermediate Bond Fund, at least until February 28, 2020, to ensure that net annual operating expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes and extraordinary expenses such as litigation) will not exceed 1.95% of the Convertible Plus Fund’s average daily net assets for Class I shares and 0.95% (1.05% through July 12, 2019) of the Intermediate Bond Fund’s average daily net assets for Class I shares. The Agreement will allow the Adviser, subject to certain conditions, to recover amounts previously reimbursed for operating expenses to the Funds to the extent that the Funds’ expense ratios fall below the above indicated expense limitations. The amounts that can be recovered will be limited to the difference between the actual expense ratio and the amount of the expense limitation during the 36 month period following such waiver or reimbursement. The potential recoupment amounts will be the lesser of: (i) the expense cap in effect at the time of the fee waiver/recoupment; or (ii) the expense cap in effect at the time of recapture. For the year ended October 31, 2019, the Adviser waived fees of $1,377,852 and $209,060 for the Convertible Plus Fund and the Intermediate Bond Fund, respectively.

As of October 31, 2019, the following amounts are subject to recapture by the Advisor by October 31 of the following years:

	2020	2021	2022
Convertible Plus Fund	$198,827	$1,563,016	$1,377,852
Intermediate Bond Fund	—	167,216	209,060

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor” or “NLD”). The Board has adopted, on behalf of each Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services. Convertible Bond Fund’s Class A shares pay 0.50% per year of its average daily net assets for such distribution and shareholder service activities. The Convertible Plus Fund and the Intermediate Bond Fund’s Class A pay 0.25% per year of its average daily net assets for distribution and shareholder service activities under the Plan. The Funds’ Class C pays 1.00% per year of its average daily net assets for distribution and shareholder service activities under the Plan. For the year ended October 31, 2019, the 12b-1 fees accrued amounted to $387,760 and $636,622 for the Convertible Bond Fund’s Class A shares and Class C shares, respectively, $2,093 and $2,515 for the Convertible Plus Fund’s Class A shares and Class C shares, respectively, and $1,270 and $2,148 for the Intermediate Bond Fund’s Class A and Class C shares, respectively.

The Distributor acts as each Fund’s principal underwriter in a continuous public offering of the Funds’ shares. For the year ended October 31, 2019, the Distributor received $101,603 in underwriting commissions for sales of Class A shares, of which $13,055 was retained by the principal underwriter or other affiliated broker-dealers for the Convertible Bond Fund. For the year ended October 31, 2019, the Distributor did not receive any underwriting commissions for sales of Class A shares for the Convertible Plus Fund or the Intermediate Bond Fund.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds. An officer of the Trust is also an officer of NLCS.

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Trustee Fees - Each Trustee who is not affiliated with the Trust or the Adviser receives an annual retainer fee of $50,000, as well as $10,000 for one annual in-person meeting and $1,000 each for three meetings conducted by telephone. Any additional as needed meetings, either in person or by telephone are covered by the retainer fee. The trustee, who is chair of the Audit Committee, receives an additional payment of $6,000 as an annual retainer fee for serving in that capacity. None of the Trustees who are affiliated with the Trust receive compensation from the Trust.

4.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities and U.S. Government securities, for the year ended October 31, 2019, amounted to $ 650,957,484 and $896,263,925, respectively, for the Convertible Bond Fund, $189,875,192 and $230,729,310, respectively, for the Convertible Plus Fund and $86,111,361 and $84,086,140, respectively, for the Intermediate Bond Fund. The cost of purchases and the proceeds from the sale of U.S. Government securities for the year ended October 31, 2019, amounted to $24,594,531 and $9,987,227, respectively, for the Convertible Bond Fund, $0 and $1,490,684, respectively, for the Convertible Plus Fund and $12,561,219 and $9,902,988, respectively, for the Intermediate Bond Fund.

5.	LINE OF CREDIT

The Convertible Plus Fund may borrow for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes. The Convertible Plus Fund is required to maintain asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of at least 300% of the amount borrowed, with an exception it expects to limit its borrowings for investment purposes to 33 1/3% of the value of the Fund’s total assets (including the amount borrowed). The Convertible Plus Fund has entered into a line of credit agreement with Barclays Bank PLC, which permits the Convertible Plus Fund to borrow at a rate, per annum, equal to 1.15% plus the 3 month LIBOR rate to be paid quarterly. There is also an annual commitment fee. During the year ended October 31, 2019, the Convertible Plus Fund recorded $2,003,344 in interest expense on the line of credit. Average borrowings and the average interest rate during the year ended October 31, 2019, were $54,321,370 and 3.61%, respectively. The largest outstanding amount borrowed during the period was $67,000,000. The balance on the line of credit as of October 31, 2019 was $56,800,000 and the amount of the commitment is $77,000,000. The interest rate as of October 31, 2019 was 3.05%. The line of credit is recorded at cost on the statement of assets and liabilities. As of October 31, 2019, fair value of the line of credit approximates cost; fair value of the line of credit is estimated using level 2 inputs in the fair value hierarchy.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at October 31, 2019 were as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
	Tax Cost	Appreciation	(Depreciation)	Appreciation
Convertible Bond Fund	$760,633,081	$40,111,689	$(24,321,253)	$15,790,436
Convertible Plus Fund	166,966,988	8,601,698	(4,103,999)	4,497,699
Intermediate Bond Fund	113,233,806	4,171,401	(2,017,382)	2,154,019

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following periods was as follows:

For the year ended October 31, 2019:
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Convertible Bond Fund	$28,594,932	$8,362,133	$—	$36,957,065
Convertible Plus Fund	5,069,329	1,739,042	—	6,808,371
Intermediate Bond Fund	4,170,631	1,149,743	—	5,320,374

For the year ended October 31, 2018:
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Convertible Bond Fund	$24,777,976	$23,430,398	$—	$48,208,374
Convertible Plus Fund	8,063,805	59,488	—	8,123,293
Intermediate Bond Fund	5,012,986	351,161	—	5,364,147

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Forwards	Differences	(Depreciation)	Earnings/(Deficits
Convertible Bond Fund	$6,351,956	$—	$(19,181,285)	$—	$15,790,436	$2,961,107
Convertible Plus Fund	1,070,263	—	(4,946,332)	—	4,497,699	$621,630
Intermediate Bond Fund	678,376	—	(2,532,044)	—	2,154,019	$300,351

The difference between book basis and tax basis distributable earnings and unrealized appreciation is primarily attributable to the tax treatment of amortization on convertible securities, income on contingent convertible debt securities, Section 305(c) deemed dividend distributions, mark to market on open swap contracts, and the tax deferral of losses on wash sales.

At October 31, 2019, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
	Short-Term	Long-Term	Total
Convertible Bond Fund	$2,490,470	$16,690,815	$19,181,285
Convertible Plus Fund	—	4,946,332	4,946,332
Intermediate Bond Fund	3,948	2,528,096	2,532,044

Permanent book and tax differences, primarily attributable to tax adjustments for equalization debits resulted in reclassification for the year ended October 31, 2019 as follows:

	Paid	Total
	In	Distributable
	Capital	Earnings (Losses)
Convertible Bond Fund	$2,101,608	$(2,101,608)
Convertible Plus Fund	—	—
Intermediate Bond Fund	115,766	(115,766)

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

8.	CROSS TRADES

Each Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Funds within the Trust as well as certain other clients of the Adviser pursuant to “Cross-Trading” Procedures adopted by the Board. These procedures have been designed to ensure that any cross-trade of securities by the respective Funds from or to another Fund that is or could be considered an affiliate of the Funds under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price to save costs where allowed. For the year ended October 31, 2010, the Convertible Bond Fund and the Convertible Plus Fund engaged in cross-trades. The cost of security purchases and the proceeds from the sale of securities for the year ended October 31, 2019, amounted to $2,256,800 and $0, respectively for the Convertible Bond Fund, $0 and $2,256,800, respectively for the Convertible Plus Fund. The realized loss from cross-trades for the year ended October 31, 2019 was $118,200 for the Convertible Plus Fund.

9.	RECENT FUND ACCOUNTING PRONOUNCEMENTS

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230), which requires that the statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. ASU 2016-18 is effective retrospectively for interim and annual periods beginning after December 15, 2017. The adoption of this pronouncement did not have a material impact on the Company’s financial statements. These amendments have been adopted with these financial statements.

In March 2017, the FASB issued ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities, which amends the amortization period for certain callable debt securities purchased at a premium, shortening the period to the earliest call date. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of this ASU and any impact on the financial statement disclosures.

In August 2018, FASB issued ASU No. 2018-13, which changed certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removed the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. The Funds early adopted ASU 2018-13 and the related changes have been incorporated into these financial statements.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adopted with these financial statements.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than the following.

Effective November 1, 2019, the Adviser reduced the advisory fee for the Convertible Plus Fund from an annual rate of 1.95% to 0.95% of the average daily managed assets.

Deloitte & Touche LLP
695 Town Center Drive,
Suite 1000
Costa Mesa, CA 92626
USA

Tel: +1 714 436 7100
Fax: +1 714 436 7200
www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Miller Investment Trust and Shareholders of the

Miller Convertible Bond Fund, Miller Convertible Plus Fund, and Miller Intermediate Bond Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Miller Convertible Bond Fund, Miller Convertible Plus Fund, and Miller Intermediate Bond Fund (the “Funds”), including the schedules of investments, as of October 31, 2019, the related statements of operations for the year then ended, the related statement of cash flows for the year then ended for Miller Convertible Plus Fund, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes.

In our opinion, the financial statements and financial highlights of each of the Funds present fairly, in all material respects, the financial position of the Funds as of October 31, 2019, and the results of their operations for the year then ended, the results of its cash flows for the year then ended for Miller Convertible Plus Fund, and the changes in their net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

The financial highlights of Miller Convertible Bond Fund for each of the three years in the period ended October 31, 2017, and the financial highlights of Miller Convertible Plus Fund and Miller Intermediate Bond Fund for each of the two years in the period ended October 31, 2017 and the period December 31, 2014 to October 31, 2015, were audited by other auditors whose report, dated January 12, 2018, expressed an unqualified opinion on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

December 20, 2019

We have served as the auditor of one or more Miller Funds investment companies since 2018.

Miller Funds
DISCLOSURE OF FUND EXPENSES (Unaudited)
October 31, 2019

As a shareholder of the Funds you incur two types of costs: (1) transaction costs (such as front-end loads) and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1 fees) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning		Annualized	Expenses Paid During the
	Account	Ending Account	Expense	Period
	Value (5/1/19)	Value (10/31/19)	Ratio	(5/1/19 to 10/31/19)
Actual *
Miller Convertible Bond Fund
Class A	$1,000.00	$1,007.00	1.48%	$7.47
Class I	$1,000.00	$1,009.70	0.98%	$4.95
Class C	$1,000.00	$1,005.50	1.98%	$10.00
Miller Convertible Plus Fund
Class I	$1,000.00	$1,023.00	3.53%	$17.99
Miller Intermediate Bond Fund
Class I	$1,000.00	$1,018.90	0.99%	$5.03
Hypothetical (5% return before expenses) *
Miller Convertible Bond Fund
Class A	$1,000.00	$1,017.76	1.48%	$7.51
Class I	$1,000.00	$1,020.28	0.98%	$4.98
Class C	$1,000.00	$1,015.23	1.98%	$10.05
Miller Convertible Plus Fund
Class I	$1,000.00	$1,007.42	3.53%	$17.86
Miller Intermediate Bond Fund
Class I	$1,000.00	$1,020.22	0.99%	$5.04

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six month period ended October 31, 2019 (184) divided by the number of days in the fiscal year (365).

Miller Funds
TAX INFORMATION (Unaudited)
October 31, 2019

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The Funds hereby designate the following amounts for the Funds’ fiscal year ended October 31, 2019:

Long-Term
Capital Gains
Convertible Bond Fund	$8,362,133
Convertible Plus Fund	1,739,042
Intermediate Bond Fund	1,149,743

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2020, to determine the calendar year amounts to be included on their 2019 tax returns. Shareholders should consult their tax advisors.

Renewal of the Investment Advisory Agreement between Review of 15(c) Materials and Approve Continuance of Management Agreement

At an in person meeting held October 29, 2019, the Board of Trustees (the “Board”) including the Trustees who are not “interested persons”, as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the renewal of the Management Agreements between the Miller Investment Trust and Wellesley Asset Management, Inc. (the “Adviser”) with respect to the Miller Convertible Bond Fund (“Convertible Bond Fund”), Miller Convertible Plus Fund (“Convertible Plus Fund”) and Miller Intermediate Bond Fund (“Intermediate Bond Fund”) (each a “Management Agreement” and collectively the “Management Agreements”). In its consideration of the renewal of each Management Agreement, the Board including the Independent Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered.

The Board relied upon each Trustee’s own business judgment in determining the material factors to be considered when evaluating the Management Agreements and the weight to be given to each factor. The Board based its conclusions on a comprehensive evaluation of all the information provided and not on any one factor exclusively. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Management Agreements. Matters considered by the Board, including the Independent Trustees, in connection with its approval of each Management Agreement included the following:

Nature, Extent and Quality of Services and Personnel. The Board examined the nature, extent and quality of the services provided by the Adviser to the Funds. The Trustees also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of each Fund’s investment operations. The Board considered information regarding the Adviser’s efforts in the area of compliance and investment processes. The Trustees discussed the Adviser’s personnel, and the high level of service provided by them including managing the growth of Fund assets, which among other things requires specialized skill in sourcing sufficient suitable convertible bonds. They also acknowledged certain personnel changes at the Adviser and determined that those changes would not materially change the service provided to the Funds. The Board also discussed the financial strength of the Adviser and concluded that it is satisfied that the Adviser continues to be in the position to deliver a high level of services to the Funds and their shareholders. The Board further concluded that the Adviser’s management team and the Adviser’s overall resources were adequate and that the Adviser had the investment management skills and personnel that are more than capable to perform its duties under each Agreement.

Performance. The Trustees reviewed the performance of the Funds. It was noted that certain strategies were also used when and with different costs associated with providing advisory services to separately managed account and hedge fund clients but that such accounts were managed in part with key differences in strategies because of the regulatory constraints of the 1940 Act and IRS tax rules.

Convertible Bond Fund. The Board noted that for the one, three and five-year periods ended September 30, 2019, the Convertible Bond Fund had returns of 2.04%, 3.92% and 4.11%, respectively, underperforming its peer group averages of 4.80%, 9.83% and 6.72% for the one, three and five-year periods. Similarly, the Fund underperformed the “Convertibles” Morningstar Category averages of 4.53%, 9.19% and 6.45% for the one, three and five-year periods ended September 30, 2019. The Adviser attributed the Fund’s underperformance in this category in part to its relatively larger positions in convertible bonds issued by companies with small to medium-sized market capitalizations. It was also noted that the Fund was designed to perform well in both up and down markets and over full market cycles, while many peer funds performed relatively better in ascending markets but relatively poor in descending markets due to their larger investments in equities. It was further noted that the Fund generally invests in lower-priced bonds which can provide lower levels of risk, while certain peer funds invest in convertible bonds that have greater risks.

Convertible Plus Fund. The Board noted that for the one and three-year periods ended September 30, 2019, the Convertible Plus Fund had returns of 2.37% and 5.05%, respectively, underperforming the peer group average of 4.60% and 9.24% for the one and three-year periods ended September 30, 2019. Similarly, the Fund underperformed the “Convertibles” Morningstar Category average of 9.84% and 9.94% for the one and three-year periods ended September 30, 2019. The Board considered that the Adviser’s goal is for the Fund’s total return to out-perform its peer group over full market cycles, including both ascending and descending markets. It was further noted that the Fund generally has higher quality convertible bonds with shorter maturities than many of the peer funds, and that the Fund’s use of leverage is unique in the convertible bond fund space.

Intermediate Bond Fund. The Board noted that for the one and three-year periods ended September 30, 2018, the Intermediate Bond Fund had returns of 2.38% and 2.89%, respectively, underperforming the peer group averages of 11.07% and 4.24%. Similarly, the Fund underperformed the Morningstar Category averages of 12.71% and 4.44% for the one and three-year periods ended September 30, 2019. The Adviser attributed the relative underperformance of the Fund in part to the decline of in interest rates and narrowing of credit spreads. It was noted that it is the goal of the Adviser for the Fund to outperform its benchmark and peer group over full market cycles.

With respect to each of the Funds, the Board found that the Adviser continues to not deviate from its strategy to achieve favorable risk-adjusted returns throughout the stages of market cycles. TThe Adviser is pleased with the performance of the Funds, and the Board concluded that each Fund’s performance was reasonable, especially in light of the longest bull market in modern American history. It was further noted that the Fund generally has higher quality and generally less risky convertible bonds with shorter maturities than many of the peer funds, and that each fund had a lower three-year Sharpe ratio than both their peer average and Morningstar Category average.

Fees & Expenses. The Trustees reviewed the fees charged by the Funds, including reviewing the fees compared to the Funds’ respective peer groups and Morningstar Categories. The Trustees further considered the fact that the Adviser manages separately managed accounts and a private fund with similar investment strategies and with different costs associated with providing advisory services to such clients.

Convertible Bond Fund. The Trustees noted that the Convertible Bond Fund’s advisory fee rate of 0.75% was higher than both the peer group average of 0.58% and Morningstar Category average of 0.66%. The Trustees further noted that the Convertible Bond Fund’s net expense ratio rate of 0.95% was higher than both the peer group average of 0.66% and Morningstar Category average of 0.79%. The Trustees concluded that the advisory fee and net expense ratio were within an acceptable range of fees for the Fund when compared to peer funds, especially in light of the level and quality of services provided by the Adviser to the Fund and the fact that certain peer funds were considerable larger in terms of assets.

Convertible Plus Fund. The Trustees noted that the Convertible Plus Fund’s advisory fee rate of 2.87% was significantly higher than both the peer group average of 0.70% and Morningstar Category average of 0.66%. The Trustees further noted that the Convertible Plus Fund’s net expense ratio rate of 3.47% was significantly higher than both the peer group average of 0.84% and Morningstar Category average of 0.79%.

The Adviser asserted that the managing the Convertible Plus Fund is significantly more complex than managing the funds in the peer group. Additionally, the Trustees noted that the Convertible Plus Fund, unlike its peer funds, is the only fund in its peer group that is a leveraged convertible mutual fund and that the cost of leverage is a significant part of the net expense ratio. The Trustees further noted that the Fund’s net investment advisory fee was 1.95%. The Adviser recommended lowering the net management fee for the Convertible Plus Fund from 1.95% to 0.95%. It was noted that The Trustees accepted the Adviser’s recommendation and concluded that the advisory fee and net expense ratio were within an acceptable range of fees for the Fund when compared to peer funds.

Intermediate Bond Fund. The Trustees noted that the Intermediate Bond Fund’s advisory fee rate of 0.95% was higher than both the peer group average of 0.44% and Morningstar Category average of 0.45%. The Trustees further noted that the Intermediate Bond Fund’s net expense ratio rate of 0.95% was higher than both the peer group average of 0.60% and Morningstar Category average of 0.59%. The Trustees concluded that the advisory fee and net expense ratio were within an acceptable range of fees for the Fund when compared to peer funds, especially in light of the level and quality of services provided by the Adviser to the Fund and the fact that certain peer funds were considerable larger in terms of assets..

Economies of Scale. The Trustees considered whether the Adviser has realized or will realize economies of scale with respect to the management of the Funds. They continued to review the Adviser’s projections for asset growth of each Fund over the next 12 months, and discussed the expense limitation agreement currently in place. Furthermore, the Board concluded that the size of each Fund had not reached sufficient size to result in material economies of scale and thus fee breakpoints were not appropriate at this time.

Profitability. The Trustees considered the expense of the Adviser, and reviewed the profits realized by the Adviser with respect to each Fund, and took into consideration other benefits to the Adviser. The Board found the profit earned by the Adviser with respect to each Fund to be acceptable and not unreasonable or excessive. The Board also found that the Adviser was in a strong financial position to continue to provide the high level and quality of services that it currently provides to the Funds.

Other Factors. The Trustees noted no material compliance issues or litigation concerns. They also concluded that shareholders continue to receive a high level of services from the Adviser and other services providers of the Trust.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreements, the Board, including all of the Independent Trustees, concluded that the advisory fee for each Fund is fair and reasonable and approved the continuance of the respective Management Agreements and the advisory fees thereunder as in the best interest of each Fund and its shareholders.

Miller Funds
TRUSTEES AND OFFICERS (Unaudited)	October 31, 2019

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees. The term of office of each Trustee listed below will continue indefinitely.

Independent Trustees

Name, Address and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Neal Chorney 1948	Trustee Since 2007	Retired. Vice President – Real Estate Investing & Property Management, Sunrise Financial LLC (2006 – December 31, 2018) (commercial and investment real estate lending).	3	None
Daniel Mainzer 1963	Trustee Since 2007	Partner, Flanigan, Cotillo & Mainzer, LLP, (2011 –Present).	3	None
Michael Blank 1950	Trustee Since 2009	Principal, Braintree Street Realty, LLC (1986-Present) President, Evanteal Properties, LLC (2012-Present); Principal, Jewish National Fund (2012 – Present)	3	Board of Directors JNF New England (2012-Present)

Miller Funds
TRUSTEES AND OFFICERS (Unaudited) (Continued)	October 31, 2019

Interested Trustee and Officers

Name, Address and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During Past Five Years
Greg Miller*** 1949	Trustee, President Since 2007	Chief Executive Officer and Registered Investment Advisor, Wellesley Asset Management, Inc. (1991 – Present) (registered investment advisory firm) Director, New England Investment Properties (September 2012 – December 2016)	3	None
Michael Miller 1983	Secretary, Treasurer Since 2019	President, Chief Investment Officer and Co-Portfolio Manager (October 2019 - Present) and Co-Portfolio Manager & Vice President, (March 2010 – October 2019), Wellesley Asset Management, Inc. (registered investment advisory firm).	3	N/A
Brian Privor 1973 80 Arkay Drive Hauppauge, NY 11788	Chief Compliance Officer Since 2019	President (October 2019 – Present), Chief Regulatory Officer (May 2018 – September 2019), Northern Lights Compliance Services, LLC, (provides CCO services to mutual funds), Senior Counsel, U.S. Senate, Judiciary Committee (2017 - 2018), Senior Counsel, Division of Enforcement, U.S. Securities and Exchange Commission (2010-2017).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	The term “Fund Complex” refers to the Miller Investment Trust, which as of the date of this SAI, consisted of the three Funds offered in the Prospectus.

***	Greg Miller is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Wellesley Asset Management, Inc. (the Fund’s Advisor).

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-441-4434.

PRIVACY notice

FACTS	WHAT DOES MILLER INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Miller Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Miller Investment Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-877-441-4434

Who we are
Who is providing this notice?	Miller Investment Trust
What we do
How does Miller Investment Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Miller Investment Trust collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■      Affiliates from using your information to market to you

■      Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Miller Investment Trust does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Miller Investment Trust does not share with non-affiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Miller Investment Trust does not jointly market.

MILLER FUNDS

Advisor	Wellesley Asset Management, Inc.
The Wellesley Office Park
20 William Street, Suite 310
Wellesley, MA 02481

Distributor	Northern Lights Distributors, LLC
17645 Wright Street
Omaha, NE 68130

Legal Counsel	Thompson Hine LLP
1919 M Street, N.W. – Suite 700
Washington, DC 20036

Transfer Agent	Gemini Fund Services, LLC
17645 Wright Street
Omaha, NE 68130

Custodian	Bank of New York Mellon Corp.
101 Barclay Street
New York, NY 10286

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30th, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling toll-free 877-441-4434 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. The information on Form N-Q is available without charge, upon request, by calling 877-441-4434.

Miller Funds • 17645 Wright St. •Suite 200 • Omaha, NE 68130
877-441-4434

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

Item 3. Audit Committee Financial Expert.

The Board has determined, based on questionnaires completed by the Audit Committee members, that no one on the committee satisfies the definition of "financial expert;" however the Board also determined that collectively the Audit Committee members have the requisite knowledge and experience to perform the Audit Committee duties.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2019 $108,150

FY 2018 $105,000

(b)	Audit-Related Fees

FY 2019 $ None

FY 2018 $ None

Tax Fees

(c)

FY 2019 $ 15,675

FY 2018 $ 40,233

(d)        All Other Fees

FY 2019 $ 0

FY 2018 $ 0

The above "Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the registrant audit or the review of the registrant's financial statements and that are not reported under Audit Fees.

The above “Tax Fees” were billed for professional services rendered for tax compliance and tax return preparation.

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the audit committee.

(2)	Percentages of 2019 Services Approved by the Audit Committee

	Registrant	Adviser

Audit-Related Fees:	0%	0%
Tax Fees:	0%	0%
All Other Fees:	0%	0%

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser

FY 2019	$ None	$ None
FY 2018	$ None	$ None

(h)        Not applicable. All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2019.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. (a) Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11. Controls and Procedures.

(a)       The President and Treasurer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Sarbanes Oxley Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Miller Investment Trust

By (Signature and Title)

/s/ Greg Miller

Greg Miller, President

Date 1/7/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Greg Miller

Greg Miller, President and Treasurer

Date 1/7/20

By (Signature and Title)

/s/Michael Miller

Michael Miller, Treasurer

Date 1/7/20